Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2023
Disclosure Of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Share unit plan (“SUP”)
The Company operates a SUP for eligible employees of the Company and its subsidiaries. Under this plan, eligible employees can elect to receive up to 50% of their annual bonus in DSUs and/or RSUs (“Bonus DSUs/RSUs”) with the Company granting additional DSUs/RSUs equal to 25% of the Bonus DSUs/RSUs. The Board, at its discretion, may elect to settle DSUs and RSUs in cash. The Company accounts for DSUs and RSUs as equity-settled awards as the Board intends to settle these awards through Subordinate Voting Shares purchased on the TSX or NASDAQ.
The fair value of the share-based expense is based on 125% of the fair value of the bonus elected to be settled as DSUs and/or RSUs, with a corresponding adjustment through contributed surplus. An expense is recognized over the vesting period as employee benefits expense within general and administrative expenses, with a corresponding amount recognized in contributed surplus. The amount recognized as an expense is adjusted to reflect the number of units for which the related service and performance conditions are expected to be met, such that the amount ultimately recognized as an expense is based on the units of awards that do meet the related service and non-market performance conditions at the vesting date.
When DSUs and/or RSUs are settled, the recorded fair value of the award is removed from contributed surplus and credited to share capital.
The SUP also provides for the grant of discretionary DSUs and/or RSUs. The compensation cost is measured at the fair value of the underlying Subordinate Voting Share as at the grant date.
Forfeitures, which are estimated at the time of grant, are included in the measurement of the expense and are subsequently adjusted to reflect actual events.